Oppenheimer Limited-Term Bond Fund

Oppenheimer Limited-Term Government Fund

Supplement dated December 6, 2013 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective February 3, 2014:

1.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Effective July 1, 2014:

2.	All references to Class N are deleted and replaced with references to Class R, in connection with the re-naming of Class N as Class R.

3.	In the table titled “Shareholder Fees (fees paid directly from your investment)”, the Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds) for Class R is “None.”

December 6, 2013	PS0000.092

OPPENHEIMER Limited-Term Bond Fund* Summary Prospectus August 1, 2013 *Prior to August 1, 2013, the Fund was doing business as "Oppenheimer U.S. Government Trust."
NYSE Ticker Symbols
Class A	OUSGX
Class B	UGTBX
Class C	OUSCX
Class N	OUSNX
Class Y	OUSYX
Class I	OUSIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/LimitedTermBondFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated August 1, 2013, through page 57 of its most recent Annual Report, dated August 31, 2012, and through page 57 of its most recent Semi-Annual Report, dated February 28, 2013, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/LimitedTermBondFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks high current income consistent with preservation of capital.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 15 of the prospectus and in the sections "How to Buy Shares" beginning on page 62 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	2.25%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	4%	1%	1%	None	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I2
Management Fees	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.48%	None	None
Other Expenses	0.23%	0.23%	0.23%	0.23%	0.23%	0.04%
Total Annual Fund Operating Expenses	0.90%	1.66%	1.66%	1.14%	0.66%	0.47%
  Expenses have been restated to reflect current fees.
  Estimated expenses for the first fiscal year that Class I shares are offered. Class I shares will first be offered on the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$315	$507	$714	$1,313	$315	$507	$714	$1,313
Class B	$170	$528	$910	$1,588	$570	$728	$1,010	$1,588
Class C	$270	$528	$910	$1,981	$170	$528	$910	$1,981
Class N	$217	$364	$631	$1,394	$117	$364	$631	$1,394
Class Y	$68	$212	$369	$825	$68	$212	$369	$825
Class I*	$48	$151	$264	$593	$48	$151	$264	$593

* Based on estimated expenses for Class I shares for the first fiscal year.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in corporate debt securities and U.S. government securities. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities (generally referred to as "bonds").

A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:
• Domestic and foreign corporate debt obligations;
• Domestic and foreign government debt obligations, including U.S. government securities;
• Mortgage-related securities;
• Asset-backed securities; and
• Other debt obligations.

The portfolio manager's overall strategy is to build a diversified portfolio of corporate and government bonds. The Fund's investments in U.S. government securities may include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of the Fund's assets among the above classes of securities, but the Fund focuses mainly on U.S. government securities and corporate debt securities. When market conditions change, the portfolio manager might change the Fund's relative asset allocation.

The Fund can invest up to 35% of its total assets in lower-grade, high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's Sub-Adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.

The Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease about 3%. To try to decrease volatility, the Fund seeks to maintain a weighted average effective portfolio duration of one to three and a half years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

The Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. The Fund may not invest more than 20% of its net assets in foreign debt securities.

The Fund may also use derivatives including treasury futures, to seek increased returns, to try to manage investment risk or for hedging purposes. Futures, swaps and "structured" notes are examples of some of the types of derivatives the Fund can use.

In selecting investments for the Fund, the portfolio manager analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. The Fund mainly seeks income earnings on the Fund's investments, consistent with preservation of capital, that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

The Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, duration risk, prepayment risk, extension risk and event risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

     Although the Fund invests in securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, the Fund also invests in securities issued by private issuers, which do not have any government guarantees. While the Fund's investments in U.S. government securities may be subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and face a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell, especially during times of market volatility or decline.

Because the Fund can invest up to 35% of its total assets in lower-grade securities, the Funds credit risks are greater than those funds that buy only investment grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund's Sub-Adviser has changed its assessment of the security's credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund's holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund's exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 35% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, require the payment of premiums, can increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under U.S. financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and cleared through a central clearing house counterparty. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a central clearing house counterparty may entail further risks and costs.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking current income from a fund that invests mainly in corporate and government debt securities but which can also hold high-yield, below investment-grade securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in corporate debt securities and the changes in debt securities prices that can occur when interest rates change. The Fund does not seek capital appreciation. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A Shares) from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/LimitedTermBondFund

Sales charges and taxes are not included and the returns would be lower if they were.  During the period shown, the highest return before taxes for a calendar quarter was 4.48% (2nd Qtr 10) and the lowest return was -2.16% (2nd Qtr 04). For the period from January 1, 2013 to June 30, 2013 the cumulative return before sales charges and taxes was -1.29%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years
Class A Shares (inception 08/16/1985)
Return Before Taxes	(1.04%)	3.80%	3.79%
Return After Taxes on Distributions	(2.43%)	2.17%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	(0.52%)	2.30%	2.28%
Class B Shares (inception 07/21/1995)	(1.84%)	3.70%	3.84%
Class C Shares (inception 12/01/1993)	2.13%	4.07%	3.53%
Class N Shares (inception 3/01/2001)	2.64%	4.56%	4.02%
Class Y Shares (inception 05/18/1998)	4.26%	5.12%	4.64%
Barclays U.S. Aggregate Bond Index 1-3 years	1.33%	3.05%	3.19%
(reflects no deduction for fees, expenses or taxes)
Barclays US Government Bond Index*	2.02%	5.23%	4.66%
(reflects no deduction for fees, expenses or taxes)

* The Fund has changed its benchmark from Barclays US Government Bond Index to Barclays U.S. Aggregate Bond Index 1-3 Years which it believes is a more appropriate measure of the Fund's performance. The Fund will not show performance for the Barclays US Government Bond Index after one year from the date of this prospectus.

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager. Peter A. Strzalkowski, CFA, is Vice President of the Fund and has been portfolio manager of the Fund since April 2009.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Limited-Term Bond Fund*

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/LimitedTermBondFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
The Fund's shares are distributed by OppenheimerFunds Distributor, Inc.
PR0220.001.0713